SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — January 7, 2008

CENTRAL EUROPEAN DISTRIBUTION CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-24341 (Commission File Number)	54-18652710 (IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania (Address of Principal Executive Offices)	19004 (Zip Code)
(610) 660-7817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On January 7, 2008, Carey Agri International Poland Sp. z o.o., a wholly-owned subsidiary of Central European Distribution Corporation, entered into an amendment (the “Amendment”) to its multipurpose non-revolving credit line agreement (the “Credit Facility”) with Fortis Bank SA/NV, Austrian Branch.
     The Amendment extends the maturity date of the Credit Facility from January 8, 2008 to January 28, 2008.
     A copy of the Amendment is filed as exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Annex 7 to Multipurpose Non-Revolving Credit Line Agreement by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o. dated January 7, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION
By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: January 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Annex 7 to Multipurpose Non-Revolving Credit Line Agreement by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o. dated January 7, 2008